Exhibit 10.1

STOCK PLAN AGREEMENT FOR PAYMENT OF CONTRACTED RESEARCH FEES

This Stock Plan Agreement For Payment of Contracted Research Fees ( “Stock Plan Agreement”) is made and entered into as of October 6, 2020 (“Agreement Date”), by and between Jaguar Health, Inc., a Delaware corporation (the “Company”) and PoC Capital, LLC, a California limited liability company (“PoC”).

RECITALS

WHEREAS, Napo Pharmaceuticals, Inc., a wholly owned subsidiary of the Company (“Napo”), has entered into a Management Services Agreement with Integrium, LLC for the purpose of performing contract research services on Napo’s behalf (the “MSA”);

WHEREAS, Contemporaneously with the execution of this Stock Plan Agreement PoC will enter into an agreement with the Company, Napo and Integrium whereby PoC will assume $399,999.90 (the “Assumption Amount”) of Napo’s payment obligations under the MSA (the “Assumption Agreement”); and

WHEREAS, PoC is willing to accept shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) in full satisfaction of all consideration owed by the Company to PoC for PoC’s entry into, and performance of obligations under, the Assumption Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1)                                     Issuance of Shares in Full Satisfaction of All Obligations Under the Assumption Agreement.  Subject to the terms and conditions of this Stock Plan Agreement the Company will issue to PoC 1,333,333 shares of Common Stock (the “Shares”) in full satisfaction and accord for all obligations and liabilities of the Company and its affiliates now owing or contingent or otherwise to PoC under the Assumption Agreement.

2)                                     Company Representations and Warranties.  The Company hereby makes the following representation and warranties to PoC: (a) The Shares are duly authorized, and when issued in accordance with this Stock Plan Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company; (b) The Company has prepared and filed a registration statement on Form S-3 (the “Registration Statement”) in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), which became effective on September 23, 2020 (the “Effective Date”), including a base prospectus (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Stock Plan Agreement and will file a supplement to the Base Prospectus complying with Rule 424(b) of the Securities Act upon issuance of the Shares (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”); (c) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Securities and Exchange Commission (the “Commission”) and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission;  (d) At the time the Registration Statement and any amendments thereto became effective, and at the Agreement Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Agreement Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (e) The Company was at the time of the filing of the Registration Statement eligible to use Form S-3.

3)                                     Defined Terms Used in this Stock Plan Agreement.  In addition to the terms defined above, the following terms used in this Stock Plan Agreement shall be construed to have the meanings set forth or referenced as follows: “Accredited Investor” means an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.  “Bad Actor” means, with respect to a person, that a “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to such person, other than a Disqualification Event as to which Rule 506(d)(2)(ii—iv) or (d)(3), is applicable.

4)                                     Accredited Investor/Bad Actor.  PoC is an Accredited Investor. PoC represents that neither PoC nor any person or entity with whom PoC shares beneficial ownership of the Company’s securities, is a Bad Actor.

5)                                     Condition to Closing.  On or prior to the closing, PoC shall deliver or cause to be delivered to the Company the Assumption Agreement executed by both PoC and Integrium, LLC.

6)                                     Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Stock Plan Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received)); or (iii) one (1) business day after timely deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Jaguar Health, Inc.
200 Pine Street, Suite 400

San Francisco, California 94104

E-mail: lconte@jaguar.health

Attention: Lisa A. Conte, President and CEO

With a copy (that shall not constitute notice) to:

Reed Smith LLP
101 Second Street, Suite 1800
San Francisco, CA 94105
E-mail: DReinke@reedsmith.com
Attention: Donald Reinke, Esq.

If to PoC:

PoC Capital, LLC

2995 Woodside Road, Suite 400-121

Woodside, CA 94062

Attention: Daron Evans

Email: daron@poccap.com

Phone: 415-810-3651

or at such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s email account containing the time, date, recipient email address, as applicable, and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by email or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

7)                                     Entire Agreement/Miscellaneous.  This Stock Plan Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled. Except as otherwise expressly provided herein, the provisions of this Stock Plan Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. This Stock Plan Agreement shall be governed by and construed in accordance with laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. Each party hereto hereby (a) consents to and submits to the exclusive jurisdiction of any state or federal court sitting in Delaware in connection with any dispute or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of any such dispute or proceeding may be heard and determined only in such court, (c) expressly submits to the exclusive personal jurisdiction and venue of any such court for the purposes hereof, and (d) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. The Company shall not assign this Stock Plan Agreement or any rights or obligations hereunder without the prior written consent of PoC. PoC may not assign its rights under this Stock Plan Agreement without the written consent of the Company other than to an affiliate of PoC. Each party has obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Stock Plan Agreement), necessary or appropriate for consummation of the transactions contemplated by this Stock Plan Agreement. The provisions of this Stock Plan Agreement are confidential and neither the Company nor PoC shall publicly disclose the terms contained herein, except as required by applicable law in the advice of their respective counsel. No provision of this Stock Plan Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Stock Plan Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. In the event of litigation relating to this Stock Plan Agreement, the non-prevailing party (as determined by a court of competent jurisdiction in a final, non-appealable order) will reimburse the other party for its costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred in connection with all such litigation. If any provision of this Stock Plan Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Stock Plan Agreement in that jurisdiction or the validity or enforceability of any provision of this Stock Plan Agreement in any other jurisdiction. The headings in this Stock Plan Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Stock Plan Agreement may be executed in identical electronic counterparts delivered to the other party hereto by e-mail, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Stock Plan Agreement as of the Agreement Date.

JAGUAR HEALTH, INC.

By:	/s/ Lisa Conte
(Signature)

Lisa Conte
President and CEO

PoC CAPITAL, LLC

By:	/s/ Daron Evans
(Signature)

Daron Evans
Managing Director